Exhibit 10.05(a)


                             FORM OF AMENDMENT NO. 1
                                       TO
                               CUSTOMER AGREEMENT



                  WHEREAS, MORGAN STANLEY CHARTER CAMPBELL L.P., a Delaware limited partnership (the "Customer"), and MORGAN STANLEY DW INC., a Delaware corporation ("Morgan Stanley DW"), have agreed to amend the Customer Agreement, dated as of August 31, 2002 (the "Customer Agreement"), by and between the Customer and Morgan Stanley DW, to reduce the brokerage fee payable to Morgan Stanley DW.


                  WHEREAS, all provisions contained in the Customer Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

                  NOW, THEREFORE, the parties hereto hereby amend the Customer Agreement as follows:

                  1. The brokerage fee percentage of 1/12 of 6.75% (a 6.75% annual rate) referred to in the first paragraph of Section 5 of the Customer Agreement is hereby reduced to 1/12 of 6.25%. (a 6.25% annual rate).

                  2. The foregoing change shall take effect as of August 1, 2003.



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                  IN WITNESS WHEREOF, this Amendment to the Customer Agreement has been executed for and on behalf of the undersigned as of the 31st day of July, 2003.


                                         MORGAN STANLEY CHARTER CAMPBELL L.P.

                                         By:Demeter Management Corporation,
                                            General Partner


                                         By:____________________________________
                                            Name:  Jeffrey A. Rothman
                                            Title:  President



                                         MORGAN STANLEY DW INC.


                                         By:____________________________________
                                            Name:  Jeffrey A. Rothman
                                            Title:  Executive Director